                                                                   EXHIBIT 10.1

                           NEOSTAR RETAIL GROUP, INC.
                    1996 SENIOR EXECUTIVE STOCK OPTION PLAN

                           NEOSTAR RETAIL GROUP, INC.

                                 DALLAS, TEXAS

                          EFFECTIVE FEBRUARY 14, 1996

                           NEOSTAR RETAIL GROUP, INC.
                    1996 SENIOR EXECUTIVE STOCK OPTION PLAN

                               TABLE OF CONTENTS

ARTICLE   SECTION                                                                            PAGE
- --------  -------                                                                            ----
       I            DEFINITIONS............................................................. A-1
            1.01    Board or Board of Directors............................................. A-1
            1.02    Change of Control....................................................... A-1
            1.03    Change of Control Exercise Period....................................... A-1
            1.04    Code.................................................................... A-1
            1.05    Committee............................................................... A-1
            1.06    Company................................................................. A-1
            1.07    Disinterested Person.................................................... A-1
            1.08    Effective Date.......................................................... A-1
            1.09    Event Price............................................................. A-1
            1.10    Exchange Act............................................................ A-1
            1.11    Fair Market Value....................................................... A-1
            1.12    Incentive Stock Option.................................................. A-1
            1.13    Nonstatutory Stock Option............................................... A-1
            1.14    Option.................................................................. A-1
            1.15    Option Price............................................................ A-1
            1.16    Outside Director........................................................ A-2
            1.17    Participant............................................................. A-2
            1.18    Plan.................................................................... A-2
            1.19    Securities Act.......................................................... A-2
            1.20    Senior Executive Officer................................................ A-2
            1.21    Stock................................................................... A-2
            1.22    Stock Option Agreement.................................................. A-2
            1.23    Subsidiary.............................................................. A-2
            1.24    Trigger Date............................................................ A-2
      II            PARTICIPATION........................................................... A-2
            2.01    Participation........................................................... A-2
            2.02    Limitation on Grants to Individual Participant.......................... A-2
     III            SHARES OF STOCK SUBJECT TO PLAN......................................... A-2
            3.01    Limitations............................................................. A-2
            3.02    Availability of Shares Once Issued Under Plan........................... A-2
            3.03    Adjustments to Options Once Issued...................................... A-3
            3.04    Grants and Agreement.................................................... A-3
      IV            OPTIONS................................................................. A-3
            4.01    Options; Grant and Exercise............................................. A-3
            4.02    Nonstatutory Stock Options.............................................. A-3
            4.03    Vesting of Options...................................................... A-3
       V            INCENTIVE STOCK OPTIONS................................................. A-3
            5.01    General................................................................. A-3
            5.02    Terms and Conditions of Incentive Stock Options......................... A-3
      VI            STOCK CERTIFICATES...................................................... A-4
            6.01    Stock Certificates...................................................... A-4
     VII            PLAN ADMINISTRATION..................................................... A-5
            7.01    Plan Administration..................................................... A-5

                                      A-ii
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
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ARTICLE   SECTION                                                                            PAGE
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
    VIII            MISCELLANEOUS PROVISIONS................................................ A-5
            8.01    Applicable Law.......................................................... A-5
            8.02    Expenses................................................................ A-5
            8.03    Gender and Number....................................................... A-5
            8.04    Headings Not Part of Plan............................................... A-5
            8.05    Indemnification......................................................... A-5
            8.06    Limitation of Rights.................................................... A-5
            8.07    No Distribution, Compliance with Legal Requirements..................... A-6
            8.08    Timing of Grants........................................................ A-6
            8.09    Non-Assignability....................................................... A-6
            8.10    Nontransferability...................................................... A-6
            8.11    Other Compensation Plans................................................ A-6
            8.12    Plan Binding on Successors.............................................. A-6
            8.13    Tax Withholding......................................................... A-6
            8.14    Non-Contravention of Securities Laws.................................... A-6
            8.15    Unenforceability of a Particular Provision.............................. A-6
      IX            CHANGE OF CONTROL....................................................... A-7
            9.01    Acceleration............................................................ A-7
            9.02    Special Rights.......................................................... A-7
            9.03    Limitation on Special Rights............................................ A-7
            9.04    Termination of Participant; Modification of Plan........................ A-7
            9.05    Event Price............................................................. A-7
            9.06    Change of Control....................................................... A-8
       X            PERMANENCY OF THIS PLAN AND PLAN TERMINATION............................ A-9
           10.01    Effective Date.......................................................... A-9
           10.02    Termination, Amendment, and Modification of Plan........................ A-9

                                      A-iii
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                           NEOSTAR RETAIL GROUP, INC.
                    1996 SENIOR EXECUTIVE STOCK OPTION PLAN

     The purpose of this Plan is to advance the interests of the Company and its stockholders by assuring that certain senior executive officers of the Company and its Subsidiaries have a significant equity interest in the Company by the grant of Options to them under the terms set forth herein. The Company seeks to motivate and retain present senior executive officers as well as attract highly competent individuals whose judgment, initiative, leadership, and continued effort will contribute to the success of the Company and its Subsidiaries. The Company believes that this Plan will contribute to that end.

                                   ARTICLE I

                                  DEFINITIONS

For purposes of the Plan:

     1.01 Board or Board of Directors. The term "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

     1.02 Change of Control. The term "Change of Control" shall mean that term as defined in Section 9.06 hereof.

     1.03 Change of Control Exercise Period. The term "Change of Control Exercise Period" shall mean that term as defined in Section 9.02 hereof.

     1.04 Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, provided any specific reference herein to a section of the Code will, to the extent applicable, refer to the corresponding section or provision of any such successor statute.

     1.05 Committee. The term "Committee" shall mean a Committee of the Board appointed by the Board consisting of at least two (2) members of the Board of Directors, each of whom is both a Disinterested Person and an Outside Director.

     1.06 Company. The term "Company" shall mean NeoStar Retail Group, Inc., a Delaware corporation, and any successor thereof.

     1.07 Disinterested Person. The term "Disinterested Person" shall have the meaning set forth in Rule 16b-3 promulgated under the Exchange Act.

     1.08 Effective Date. The term "Effective Date" shall mean February 14,
1996.

     1.09 Event Price. The term "Event Price" shall mean that term as defined in
Section 9.05 hereof.

     1.10 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     1.11 Fair Market Value. The term "Fair Market Value" shall mean the closing bid price on any given date or, if no Stock is traded on such date, the most recent prior date on which Stock was traded, as quoted on the Nasdaq National Market.

     1.12 Incentive Stock Option. The term "Incentive Stock Option" shall have the meaning given to it by Section 422 of the Code and as further defined in
Article V hereof.

     1.13 Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

     1.14 Option. The term "Option" shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the related Stock Option Agreement executed pursuant hereto.

     1.15 Option Price. The term "Option Price" shall mean the price per share of Stock purchasable under an Option. The Option Price of an Option shall be determined by the Committee at the time of grant but, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value on the date of grant, unless the Participant who is granted an Incentive Stock Option owns more than ten percent (10%) of the Stock or more than ten percent (10%) of the voting stock of any Subsidiary, in which case the Option Price shall not be less than one hundred and ten percent (110%) of the Stock's Fair Market Value on the date of grant.

     1.16 Outside Director. The term "Outside Director" shall have the meaning given to it in the regulations promulgated under Section 162(m) of the Code, as may be modified or amended from time to time.

     1.17 Participant. The term "Participant" shall mean a Senior Executive Officer who has received an Option hereunder.

     1.18 Plan. The term "Plan" shall mean the NeoStar Retail Group, Inc. 1996 Senior Executive Stock Option Plan.

     1.19 Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     1.20 Senior Executive Officer. The term "Senior Executive Officer" shall mean a senior executive officer of the Company or any Subsidiary, including, without limitation, the Chairman of the Board, President, any Vice President, the Secretary and the Treasurer of the Company.

     1.21 Stock. The term "Stock" shall mean common stock, par value $.01 per share, issued by the Company.

     1.22 Stock Option Agreement. The term "Stock Option Agreement" shall mean the agreement as described in Section 3.04 of this Plan between the Company and the Participant under which such Participant receives an Option pursuant to this Plan.

     1.23 Subsidiary. The term "Subsidiary" shall mean any corporation of which more than fifty percent of the outstanding shares of voting stock are beneficially owned directly or indirectly by the Company.

     1.24 Trigger Date. The term "Trigger Date" shall mean the date on which a Change of Control occurs.

                                   ARTICLE II

                                 PARTICIPATION

     2.01 Participation. A grant under this Plan may be made by the Committee to any Senior Executive Officer.

     2.02 Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 3.03 hereof, the number of shares of Stock which may be covered by Options granted hereunder to any Participant during any fiscal year shall not exceed 300,000 shares. If an Option is cancelled, the cancelled Option shall continue to be counted toward such 300,000 share limit for the year granted. An Option that is repriced during any fiscal year shall be treated as the cancellation of such Option and a grant of a new Option for purposes of the 300,000 limit for that fiscal year.

                                  ARTICLE III

                        SHARES OF STOCK SUBJECT TO PLAN

     3.01 Limitations. Subject to Section 3.02 and adjustments pursuant to the provisions of Section 3.03 hereof, the number of shares of Stock covered by Options which may be granted hereunder to Participants under all Options shall not exceed 800,000 shares.

     3.02 Availability of Shares Once Issued Under Plan. Once an Option has lapsed, terminated or been forfeited, the Committee shall have the sole discretion to grant a new Option to any Senior Executive Officer, covering the number of shares to which such lapsed, terminated or forfeited Option related.

     3.03 Adjustments to Options Once Issued. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation or other entity by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, the Committee shall make such corresponding adjustments, if any, as deemed appropriate in its sole discretion. In such event, the Committee may adjust the number and kind of shares which may be granted under this Plan, the maximum number and kind of shares which may be granted to any one eligible Participant, and the number, the Option Price, and the kind of shares or property subject to each outstanding grant.

     3.04 Grants and Agreement. Each grant of an Option under this Plan shall be evidenced by a written Stock Option Agreement dated as of the date of the grant and executed by the Company and the Participant. The Stock Option Agreement shall set forth the terms and conditions of such Option, as may be determined by the Committee consistent with this Plan, and shall indicate whether the Option that it evidences is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

                                   ARTICLE IV

                                    OPTIONS

     4.01 Options; Grant and Exercise. The Committee shall have full and final authority to select those Senior Executive Officers who will be granted Options. Subject to Federal and state statutes then applicable, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Stock Option Agreement or in procedures established by the Committee. The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock, or any other arrangement satisfactory to the Committee.

     4.02 Nonstatutory Stock Options. The Committee may grant Nonstatutory Stock Options to Senior Executive Officers under this Plan. The grant of Nonstatutory Stock Options shall be designated as such in a Participant's Stock Option Agreement. Such Nonstatutory Stock Options must comply with all requirements of this Plan except for those contained in Article V hereof.

     4.03 Vesting of Options. The Stock Option Agreement shall specify the date or dates on which the Participant may begin to exercise all or a portion of his Option. To the extent not exercised, the vested portion of the Option shall be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option terminates. Notwithstanding the terms of any Stock Option Agreement, the Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the Option. A Participant's subsequent transfer or disposition of any Stock secured through the exercise of an Option shall be subject to any Federal and state laws then applicable, specifically securities laws.

                                   ARTICLE V

                            INCENTIVE STOCK OPTIONS

     5.01 General. All Incentive Stock Options shall comply with all of the restrictions and limitations set forth in Section 422 of the Code and this Article. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Nonstatutory Stock Option.

     5.02 Terms and Conditions of Incentive Stock Options. Notwithstanding any other provision of this Plan, Incentive Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, which shall include the following:

          (a) The Option Price shall be an amount as provided in Section 1.15 hereof.

          (b) No Incentive Stock Option shall be exercisable after the lapse of ten (10) years from the date such Incentive Stock Option is granted; provided, however, if the Participant owns more than ten percent (10%) of the Stock or of the voting stock of any Subsidiary, such Participant's Incentive Stock Option shall not be exercisable after the lapse of five (5) years from the date such Incentive Stock Option is granted.

          (c) Except as provided in this Subsection 5.02(c) and Subsections 5.02(d) and (e) hereof, all Incentive Stock Options granted to a Participant shall terminate upon the lapse of three (3) months from the date the Participant's service with the Company terminates; provided, however, if the Participant's service with the Company terminates as a result of the Participant's disability, such Incentive Stock Options shall terminate upon the lapse of one year from the date that the Participant's service with the Company terminates as a result of such disability.

          (d) An Incentive Stock Option shall not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of by the Participant otherwise than by will or the laws of descent and distribution, and an Incentive Stock Option may be exercisable, during the Participant's lifetime, only by him. Upon the death of a Participant who has been granted an Incentive Stock Option, any Incentive Stock Option exercisable on the date of death may be exercised by the Participant's estate or by a person who acquires the right to exercise such Incentive Stock Option pursuant to the Participant's will or by the laws of descent and distribution, provided that the exercise of the Incentive Stock Option occurs within both the remaining term of the Incentive Stock Option and one year after the Senior Executive Officer's death. The provisions of this Section 5.02(d)shall apply notwithstanding that the Participant's employment may have terminated prior to death, but only to the extent that such Incentive Stock Option is exercisable on the date of death.

          (e) The grant of an Incentive Stock Option may provide, in the Committee's discretion, that if the provisions of this Article V are not satisfied, the Option granted shall not lapse and the Option shall be classified as a Nonstatutory Stock Option.

                                   ARTICLE VI

                               STOCK CERTIFICATES

     6.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock upon the exercise of any Option or of any portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation systems on which the Stock is then listed or quoted, if any;

          (b) The completion of any registration or other qualification of such shares under any Federal or state law, under the rulings or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (c) The obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

     If these conditions are not satisfied the Participant may lose his rights to such Stock as determined by the Committee.

                                  ARTICLE VII

                              PLAN ADMINISTRATION

     7.01 Plan Administration. This Plan and all Stock Option Agreements shall be administered, and all Options granted to Senior Executive Officer under this Plan shall be granted, by the Committee. The Committee shall have full authority and absolute sole discretion:

          (a) To determine, consistent with the provisions of this Plan, which of the Senior Executive Officers shall be granted Options; the form and terms of such Options; the timing of such grants; the number of shares subject to each Option and the Option Price of Stock covered by each Option; and the period over which the Option to Senior Executive Officers shall become and remain exercisable;

          (b) To construe and interpret this Plan and the Stock Option
     Agreements;

          (c) To determine the terms and provisions of each respective Stock Option Agreement, which need not be identical.

          (d) To make all other determinations and take all other actions deemed necessary or advisable for the proper administration of this Plan; and

          (e) To adopt, alter, and repeal such rules, guidelines, and practices for administration of this Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of this Plan and any Option (including related Stock Option Agreements); to make all determinations it deems advisable for the administration of this Plan; to decide all disputes arising in connection with this Plan; and to otherwise supervise the administration of this Plan.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     8.01 Applicable Law. To the extent that state law shall not have been preempted by any laws of the United States, this Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Delaware.

     8.02 Expenses. The cost of benefit payments from this Plan and the expenses of administering this Plan shall be borne by the Company.

     8.03 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

     8.04 Headings Not Part of Plan. Headings of Articles and Sections are inserted for convenience and reference; they constitute no part of this Plan.

     8.05 Indemnification. No member of the Board of Directors or the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Stock Option Agreement issued pursuant to this Plan or any grants under it. Without limiting any other rights to indemnification, each member of the Board of Directors and of the Committee shall be indemnified by the Company against any losses incurred in such administration of this Plan to the fullest extent permitted by the Delaware General Corporation Law, as amended.

     8.06 Limitation of Rights. Neither the adoption and maintenance of this Plan or Stock Option Agreement nor anything contained herein, shall with respect to any Participant, be deemed to:

          (a) limit the right of the Company or any Subsidiary to discharge or discipline any such person, or otherwise terminate or modify the terms of his employment, or

          (b) create any contract or other right or interest under this Plan or in any funds hereunder other than as specifically provided in this Plan and a Stock Option Agreement.

     8.07 No Distribution, Compliance with Legal Requirements. The Committee may require each Participant acquiring shares pursuant to the exercise of an Option to represent to and agree with the Company in writing that such Participant is acquiring the shares without a view to distribution thereof in violation of applicable securities laws. No shares of Stock shall be issued pursuant to the exercise of an Option until all applicable securities law and other legal and stock exchange or other listing requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

     8.08 Timing of Grants. All Options granted under this Plan shall be granted on or prior to February 13, 2006.

     8.09 Non-Assignability. A Participant's interest under this Plan shall not be subject at any time or in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and any attempt to deliver, sell, transfer, assign, pledge, attach, garnish or otherwise encumber such interest shall be void and any interest so encumbered will terminate.

     8.10 Nontransferability. An Option shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution. During the lifetime of the Participant, such Option shall be exercisable or perfected only by the Participant in accordance with the terms of this Plan and the Stock Option Agreement.

     8.11 Other Compensation Plans. The adoption of this Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its Subsidiaries. Moreover, the adoption of this Plan shall not preclude the Company or its Subsidiaries from:

          (a) Establishing any other forms of incentive or other compensation for officers, employees, consultants or advisors or directors of the Company or its Subsidiaries; or

          (b) Assuming any forms of incentives or other compensation of any person or entity in connection with the acquisition or the business or assets, in whole or in part, of any person or entity.

     8.12 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

     8.13 Tax Withholding. Each Participant shall, no later than the date as of which the value of an Option or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or securities, the withholding of Stock or any other arrangement satisfactory to the Committee. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     8.14 Non-Contravention of Securities Laws. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or state securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     8.15 Unenforceability of a Particular Provision. The unenforceability of any particular provision of this document shall not affect the other provisions, and this document shall be construed in all respects as if such unenforceable provision were omitted.

                                   ARTICLE IX

                               CHANGE OF CONTROL

     9.01 Acceleration. Unless the Committee shall otherwise expressly provide in the Stock Option Agreement relating to an Option, upon the occurrence of a Change of Control an Option shall automatically become fully exercisable.

     9.02 Special Rights. Anything in this Plan to the contrary notwithstanding, but subject to Section 9.03, during the 90-day period from and after a Change of Control (the "Change of Control Exercise Period"), a Participant (other than a Participant who initiated the event that resulted in the occurrence of such Change of Control in a capacity other than as a director or an officer of the Company) shall, unless the Committee shall otherwise expressly provide in the Stock Option Agreement relating to an Option, have the right (by giving written notice to the Company) to elect (within the Change of Control Exercise Period) to surrender all or a portion of such Option to the Company and to receive in cash, for each share of Stock in respect of which such Option is surrendered, an amount equal to the amount by which the Event Price exceeds the Option Price for such share.

     9.03 Limitation on Special Rights. If a Participant is subject to the restrictions of Section 16(b) of the Exchange Act and has been granted (or is deemed to have been granted) an Option under this Plan during the six months prior to the Trigger Date, then the Change of Control Exercise Period referred to in Section 9.02 shall, in respect of such Option, begin on the Trigger Date and end 90 days after the date six months after the date such Option was granted. The Committee may at any time prior to the occurrence of a Change of Control provide that any or all of the exercises, surrenders, elections and other actions that may be taken by Participants pursuant to Section 9.02 shall occur automatically with respect to Participants (or particular categories of Participants) subject to the provisions of Section 16(b) of the Exchange Act.

     9.04 Termination of Participant; Modification of Plan. The rights of a Participant under Section 9.02 may be exercised during the Change of Control Exercise Period referred to therein (or, if applicable, in Section 9.03) notwithstanding the termination of the Participant's employment with the Company, unless provided otherwise in the Stock Option Agreement relating to such Option. Anything in this Plan to the contrary notwithstanding, no termination, amendment or modification of this Plan after the occurrence of a Change of Control shall in any manner adversely affect any Participant's rights under this Article IX in respect of such Change of Control without the written consent of the affected Participant.

     9.05 Event Price. In connection with a Change of Control and an exercise, surrender, election or other action contemplated by Section 9.02 with respect to an Option, the term "Event Price" shall mean a price per share of Stock equal to the higher of:

          (a) the highest Fair Market Value of the Stock during the period beginning 90 days prior to such Trigger Date and ending on and including the last trading day prior to such exercise, surrender, election or other action; and

          (b) whichever of the following is applicable (or the highest if more than one is applicable):

             (1) the highest per share price paid or to be paid in any tender or exchange offer which is in effect at any time during such period referred to in clause (a);

             (2) the fixed or formula price for the acquisition of shares of Stock in a merger or similar agreement approved by the Company's stockholders or the Board, if such price is determinable on the date of such exercise, surrender, election or other action; and

             (3) the highest price per share paid or to be paid to any stockholder of the Company in a transaction or group of transactions (including any tender or exchange offer) giving rise to the occurrence of such Change of Control; provided, however, that a Participant may at the time of an election pursuant to Section 9.02 request that certain of the foregoing parameters be disregarded (which may include shortening applicable time periods) in determining the Event Price applicable to one or more of the Options held by such Participant, so long as disregarding such parameters does not increase the Event Price.

     Any securities or property which are part or all of the consideration paid or to be paid for shares of Stock in connection with any event contemplated by clauses (1), (2), and (3) above shall be valued in determining the Event Price at the higher of (x) the valuation placed on such securities or property by the person or entity which paid or is to pay such price or (y) the valuation placed on such securities or property by the Board of Directors.

     9.06 Change of Control. The term "Change of Control" shall mean the occurrence of any of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing more than 15% of the combined voting power of the Company's then outstanding voting securities; provided, however, a Change of Control shall not be deemed to occur solely because such person acquired beneficial ownership of more than 15% of the combined voting power of the Company's then outstanding voting securities as a result of the acquisition of voting securities by the Company, which by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur;

          (ii) during any period of 24 consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsection (i), (iii) or (iv) of this Section 9.06) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

          (iii) the stockholders of the Company approve a merger, consolidation or reorganization of the Company with any other corporation, other than a merger, consolidation or reorganization which would result in the stockholders of the Company immediately before such merger, consolidation or reorganization, owning, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

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

                                   ARTICLE X

                  PERMANENCY OF THIS PLAN AND PLAN TERMINATION

     10.01 Effective Date. This Plan shall become effective as of February 14, 1996, upon a resolution by the Board of Directors for its adoption. In order to meet the requirements of Section 422 of the Code with respect to any Incentive Stock Options, this Plan shall be submitted to the stockholders of the Company for their approval on or prior to February 13, 1997.

     10.02 Termination, Amendment, and Modification of Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, this Plan; provided, however, that no such action of the Board of Directors without approval of the stockholders of the Company may increase the total number of shares of Stock subject to this Plan except as contemplated in Section 3.03 hereof.

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